SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                            PRODEO TECHNOLOGIES, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                            PRODEO TECHNOLOGIES, INC.

                            1919 W. FAIRMONT, SUITE 2
                              TEMPE, ARIZONA 85282

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 31, 2001

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of Prodeo Technologies, Inc., a Delaware corporation (the "Company"), will be held on Friday, August 31, 2001 at 9:00 a.m. local time, at the offices of the Company at 1919 W. Fairmont Dr. Suite 2, Tempe, AZ 85282, for the following purposes:

     (1) To elect two directors to serve until the Annual Meeting of Stockholders to be held in the year 2003 or until their respective successors are elected;

     (2) To consider and act upon a proposal to ratify the appointment of Deloitte & Touche, L.L.P. as independent auditors of the Company for the fiscal year ending March 31, 2002; and

     (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Stockholders of record at the close of business on July 25, 2001 are entitled to vote at the meeting and at any adjournment or postponement thereof. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of stockholders entitled to vote at the meeting will be open for inspection at the Company's corporate headquarters for any purpose germane to the meeting during ordinary business hours for ten days prior to the meeting.

     A copy of the Company's 2001 Annual Report to Stockholders, which includes certified financial statements, is enclosed. All stockholders are cordially invited to attend the Annual Meeting in person.

                                        By order of the Board of Directors,


                                        Dr. Don M. Jackson, Jr.
Tempe, Arizona                          Chief Executive Officer and President
August 6, 2001

IMPORTANT: IT IS IMPORTANT THAT YOUR STOCKHOLDINGS BE REPRESENTED AT THIS MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                            PRODEO TECHNOLOGIES, INC.

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD AUGUST 31, 2001

                                TABLE OF CONTENTS


SOLICITATION, EXECUTION AND REVOCATION OF PROXIES...........................   1

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF.............................   2
Security Ownership of Certain Beneficial Owners and Management..............   2

EXECUTIVE OFFICERS..........................................................   3

PROPOSAL 1: ELECTION OF CLASS I DIRECTORS...................................   3
  Board Meetings and Committees.............................................   5
  Audit Committee Report....................................................   6
  Compensation of Directors.................................................   6
  Certain Legal Proceedings.................................................   6

EXECUTIVE COMPENSATION......................................................   7
  Report of the Compensation Committee of the Board of Directors............   7
  Compensation Philosophy...................................................   7
    Base Salary.............................................................   7
    Performance Bonuses.....................................................   8
    Option Grants...........................................................   8
  Chief Executive Officer Compensation......................................   8
  Compensation Committee Interlocks and Insider Participation...............   8
  Summary Compensation Table................................................   9
  Option/SAR Grants in Last Fiscal Year.....................................   9
  Aggregated Option/SAR Exercises in Last Fiscal Year and
    FY-End Option/SAR Values................................................   9
  Employment Contracts, Termination of Employment, and
    Change-In-Control Arrangements..........................................  10

PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS.............................  10

OTHER MATTERS...............................................................  10

STOCKHOLDER PROPOSALS.......................................................  11

                            PRODEO TECHNOLOGIES, INC.

                          1919 W. Fairmont Dr. Suite 2
                              Tempe, Arizona 85282


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 31, 2001

                SOLICITATION, EXECUTION AND REVOCATION OF PROXIES

     Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of Prodeo Technologies, Inc. (the "Company" or "Prodeo") for use at the Annual Meeting of Stockholders to be held on August 31, 2001 at 9:00 a.m. or any adjournment thereof (the "Annual Meeting") at the offices of the Company at 1919 W. Fairmont Dr, Suite 2, Tempe, Arizona 85282. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted in favor of the proposals to be acted upon at the Annual Meeting. The Board of Directors is not aware of any other matter which may come before the meeting. If any other matters are properly presented at the meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

     When stock is in the name of more than one person, the proxy is valid if signed by any of such persons unless the Company receives written notice to the contrary. If the stockholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished.

     This Proxy Statement and the form of proxy which is enclosed are being mailed to the Company's stockholders commencing on or about August 6, 2001.

     A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, by written notice of revocation received by the Secretary prior to the vote at the Annual Meeting or by appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates.

     In addition to the use of the mails, proxies may be solicited by personal conversations or by telephone, telex, facsimile or telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in connection therewith. All expenses incurred in connection with this solicitation will be borne by the Company.

     The mailing address of the principal corporate office of the Company is 1919 W. Fairmont Dr. Suite 2, Tempe, AZ 85282. A COPY OF THE COMPANY'S FORM 10-K, EXCLUDING EXHIBITS, FOR THE FISCAL YEAR ENDING MARCH 31, 2001 IS BEING FURNISHED WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDED COPIES OF THE EXHIBITS TO THE FORM 10-K AT A CHARGE OF $0.15 PER PAGE UPON WRITTEN REQUEST TO:
DAVID BAYS, CHIEF FINANCIAL OFFICER, PRODEO TECHNOLOGIES, INC., AT THE COMPANY'S CORPORATE ADDRESS.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only stockholders of record at the close of business on July 25, 2001 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were issued and outstanding 12,678,232 shares of Common Stock and 250,000 shares of Preferred Stock. Each holder of Common Stock and Preferred Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock and Preferred Stock held of record on the Record Date. The presence of a majority of the shares of Common Stock and Preferred Stock entitled to vote, in person or by proxy, is required to constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. The Inspector of Election appointed by the Chairman of the Board of Directors shall determine the shares represented at the meeting and the validity of proxies and ballots and shall count all proxies and ballots. The two nominees for director receiving the highest number of affirmative votes (whether or not a majority) cast by the shares represented at the Annual Meeting and entitled to vote thereon, a quorum being present, shall be elected as directors. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required with respect to the approval of the other proposals set forth herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes thereto sets forth information regarding the beneficial ownership of the Company's common stock at July 25, 2001 with respect to (i) each person known to the Company to own beneficially more than five percent of the outstanding shares of the Company's common stock, (ii) each director of the Company and each director nominee, (iii) each of the named executive officers and (iv) all directors and executive officers of the Company as a group.

                                                                  SHARES
                                                               BENEFICIALLY
                                                                 OWNED (1)
                                                          ----------------------
IDENTITY OF STOCKHOLDER OR GROUP(2)                        NUMBER        PERCENT
-----------------------------------                        ------        -------
Dr. Don M. Jackson, Jr.                                   1,396,291       10.80
Kevin B. Jackson (3)                                      1,142,911        8.84
Paul D. Jackson (4)                                       1,235,156        9.55
Maurice L. McGill (5)                                       172,000        1.33
Parag S. Modi                                             1,311,291       10.14
Dr. Daniel L. Shunk (6)                                     263,000        2.03
Howard R. Neff (7)                                          169,000        1.30
Ronald L. Colvin                                             66,666         *
All directors and executive officers as a group (8)       5,938,815       45.93

----------
*    Less than one percent

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common

(2) Unless otherwise noted, the mailing address for each of the beneficial owners listed below is c/o Prodeo Technologies, Inc., 1919 W. Fairmont Dr. Suite 2, Tempe, Arizona 85282. All information was obtained from the Company's stock registry as of July 25, 2001.
(3) Mr. Kevin B. Jackson is Executive Vice President, Chief Operating and Legal Officer. He is also the son of Dr. Don M. Jackson, President, Chief Executive Officer and a director of the Company.
(4) Mr. Paul D. Jackson is Vice President, Chief Technical Officer, and son of Dr. Don M. Jackson, President, Chief Executive Officer and a director of the Company.
(5) Includes 100,000 shares Mr. McGill has a right to acquire upon exercise of stock options.
(6) Includes 125,000 shares Dr. Shunk has a right to acquire upon exercise of stock options.
(7) Includes 55,000 shares Mr. Neff has the right to acquire upon exercise of stock options.
(8) Includes 280,000 shares directors have a right to acquire upon exercise of stock options.

                               EXECUTIVE OFFICERS
PAUL D. JACKSON, 42

     PAUL JACKSON, the son of the Company's Chief Executive Officer and Chairman of the Board Don Jackson, and the brother of Kevin Jackson, became a Vice President of Prodeo in 1998. Paul Jackson was the Vice President of Global Semiconductor Technologies, L.L.C. from 1996 through 1998. Prior to his employment with Global Semiconductor Technologies, L.L.C., Paul Jackson was the director of IPEC Advanced Technologies, a major CMP supplier. Paul Jackson has a BS in Engineering from University of Kansas and an ME at Arizona State University.

KEVIN B. JACKSON, 40

     KEVIN JACKSON, the son of the Company's Chief Executive Officer and Chairman of the Board Don Jackson, and the brother of Paul Jackson, is Executive Vice President and Chief Operating and Legal Officer of Prodeo. Kevin Jackson was a Senior Intellectual Property Attorney for Motorola, Inc. from 1993 to 1999, following an assignment as an Operations Manager with Motorola Semiconductor Products Sector. Kevin has a BS in Chemical Engineering from University of California and graduated from Arizona State University's College of Law.

PARAG MODI, 37

     PARAG MODI is Vice President and Deputy Director of Engineering of Prodeo. Parag was President of Advanced Control Technologies, Inc. from 1996 to 1998 following his Director of Software Engineering position at IPEC Planar. He has a EE from SBM Polytech (India) and a BS from the University of Houston.

RONALD L. COLVIN, 54

     RON COLVIN is Vice President and Director of Marketing and Sales of Prodeo. Ron has extensive experience in marketing and sales in the semiconductor industry having held positions with Applied Materials, ASM America, and Mattson. He has a BS ME degree from the University of Arizona.

                    PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

     Two directors (Class I) are to be elected at the Annual Meeting to serve as directors until the Annual Meeting of Stockholders to be held in the year 2003 and until their respective successors are elected. UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR THE COMPANY'S
NOMINEES: MAURICE L. MCGILL AND DANIEL L. SHUNK . Messrs. McGill and Shunk are currently directors of the Company. The two nominees for director receiving the highest number of affirmative votes (whether or not a majority) cast by the shares represented at the Annual Meeting and entitled to vote thereon, a quorum being present, shall be elected as directors. Only affirmative votes are relevant in the election of directors.

     Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of at 1919
W. Fairmont Dr. Suite 2, Tempe, Arizona or by United States mail, postage prepaid to Secretary, Prodeo Technologies, Inc., 1919 W. Fairmont Dr. Suite 2, Tempe, Arizona 85282, not later than: (i) with respect to the election to be held at an annual meeting of stockholders, 20 days in advance of such meeting; and (ii) with respect to any election to be held at a special meeting of stockholders for the election of directors, the close of business on the fifteenth (15th) day following the date on which notice of such meeting is first given to stockholders. Each such notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC if such nominee had been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the corporation if elected. The chairman of a stockholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     Pursuant to the Company's Certificate of Incorporation, the Board of Directors is comprised of four directors, each of whom serve two-year terms. The Board of Directors may increase the number of directors to a maximum of nine. Directors are elected by a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

     The names of the nominees for director and certain information about them, are set forth below. The term of each director will expire at the Annual Meeting for 2003.

                 NOMINEES FOR DIRECTORS WHOSE TERMS WILL EXPIRE
                  AT THE ANNUAL MEETING HELD IN THE YEAR 2003:

MAURICE L. MCGILL (2)(3), 64 years old                       Director since 1998

     MAURICE L. MCGILL became a Director of Prodeo Technologies, Inc. on August 24, 1998. Mr. McGill is the Chairman of the Compensation Committee. He presently serves as a Director of Bluebonnet Savings Bank and Premium Standard Farms, Inc. Mr. McGill is the President of Wirmac Corp., a financial services provider located in Garland, Texas. Mr. McGill held the positions of Executive V.P., CFO, and Director of IBP, Inc. in Dakota City, Nebraska from which he retired in 1988. Mr. McGill previously served as a Partner and National Director of Services for the meat industry for Touche Ross & Co. in Phoenix, Arizona. He holds an MS in business administration from the University of Missouri.

DR. DANIEL L. SHUNK (1)(2), 53 years old                     Director since 1998

     DR. DANIEL L. SHUNK became a Director of Prodeo Technologies, Inc. on August 24, 1998. Dr. Shunk is an Associate Professor of Engineering at Arizona State University and formerly functioned as its CIM Systems Research Center Director. In addition, Dr. Shunk is the AVNET Professor of Engineering. He previously has held various executive and management positions in GCA Corporation, International Harvester, and Rockwell. Dr. Shunk has received several engineering awards over the years. He received his Ph.D. in Industrial Engineering from Purdue University.

     (1)  Member of the Executive Committee with Dr. Jackson as chair.
     (2)  Member of the Audit Committee with Mr. Neff as chair.
     (3)  Member of the Compensation Committee with Mr. McGill as chair.

           THE BOARD RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE

                         DIRECTORS CONTINUING IN OFFICE
      CLASS II DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2002 ANNUAL MEETING

Dr. Don M. Jackson, Jr. (1), 67 years old                    Director since 1998

     DR. DON M. JACKSON, JR., the father of Kevin Jackson, the Executive Vice President and Chief Operating and Legal Officer of Prodeo, and Paul Jackson, Vice President and Chief Technology Officer, has served as Chairman of the Board, President, and Chief Executive Officer since the inception of Prodeo Technologies, Inc. operations on July 14, 1998. Don Jackson joined the company after an extensive career in various executive positions in technology companies such as ASM America, Inc., Superwave Technology, Inc., Microelectronic Packaging, Inc., Integrated Process Equipment Corporation, Westech Systems, Inc., Global Semiconductor Technologies, L.L.C., and Motorola. Dr. Jackson holds a Ph.D from Arizona State University in Electrical Engineering. Dr. Jackson presently is a director of M&I Bank in Phoenix, Arizona.

Howard R. Neff (2) (3), 67 years old                         Director since 2000

     HOWARD R. NEFF has been Chief Executive Officer and Vice-Chairman of the Board of Bluebonnet Savings Bank in Dallas, Texas since 1989. He recently completed a six-year term as a board member of the Federal Home Loan Bank of Dallas where he served as Vice-Chairman. He was previously president and chief executive officer of Scottscom Bank in Scottsdale , Arizona. Mr. Neff was with Touche Ross & Co. for twenty-seven years, where he was a partner and Director of Audit Operations for its Phoenix, Arizona office. His audit experience included partner responsibility for numerous clients in the electronics and high-tech industries. Mr. Neff received a BS in Business Administration from the University of Missouri. He is a Certified Public Accountant.

     (1)  Member of the Executive Committee
     (2)  Member of the Audit Committee
     (3)  Member of the Compensation Committee

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of 12 meetings during the fiscal year ended March 31, 2001. No director attended fewer than 75 percent of the aggregate of all meetings of the Board of Directors and any committee on which such director served during the period of such service.

     The Board presently has an Executive Committee, an Audit Committee and a Compensation Committee. The Executive Committee, which acts on Board matters that arise between meetings of the full Board of Directors, consists of Dr. Don Jackson and Dr. Shunk and did not meet during the fiscal year ending March 31, 2001.

     The Audit Committee presently consists of Messrs. McGill, Shunk and Neff. The Audit Committee met three times during the fiscal year ending March 31, 2001. The Audit Committee meets independently with representatives of the Company's independent auditors and with representatives of senior management. The Committee reviews the general scope of the Company's annual audit, the fee charged by the independent auditors and other matters relating to internal control systems. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by the Company's auditors. The Committee is also responsible for recommending the engagement or discharge of the Company's independent auditors.

     The Compensation Committee, which consists of Messrs. McGill and Neff, met three times during the fiscal year ending March 31, 2001. The Compensation Committee reviews salaries and benefit programs designed for senior management, officers and directors and administers certain stock option grants with a view to ensure that the Company is attracting and retaining highly qualified managers through competitive salary and benefit programs and encouraging extraordinary effort through incentive rewards.

AUDIT COMMITTEE DISCLOSURE

     The Audit Committee is comprised of the three outside Directors: Messrs. Neff, McGill and Shunk. The Committee is responsible for, among other things, considering the appointment of the independent auditors of the Company, reviewing with the auditors the plan and scope of the audit and audit fees, monitoring the adequacy of reporting and internal controls and meeting periodically with internal and independent auditors. All of the members of the Audit Committee are independent.

     In 2000, the Audit Committee approved and adopted an Audit Committee Charter, which was attached to the Proxy Statement for the 2000 Annual Meeting. Fees for the last fiscal year were: Audit - $50,500; and Other - $51,067, which includes audit related expenses of $17,850 and all other non-audit related expenses of $33,217.

COMPENSATION OF DIRECTORS

     In addition to the recent grant of stock options shown in the table in this section, the Company pays non- employee directors an annual retainer of $36,000, payable in cash or by the issuance of the Company's common stock at the fair market price on the date of issuance.

     Don Jackson does not receive any additional compensation for serving on the Board of Directors.

The following table summarizes options granted to non-employee directors during the fiscal year ended March 31, 2001

                                                      NUMBER OF       OPTION
NAME                        DATE OF OPTION              SHARES         PRICE
----                        --------------              ------         -----
Howard R. Neff            September 22, 2000            50,000         $1.125

AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements filed with this report with the Company's management. The Audit Committee has met with Deloitte & Touche, L.L.P. and discussed the matters required to be discussed by SAS 61. The independent accountants' independence and the written disclosures is received as required by Independence Standards Board Standard No. 1. Based on its review of and discussions regarding audited financial statements, the Audit Committee recommended to Prodeo 's Board of Directors that the audited financial statements be included in Prodeo 's Annual Report on Form 10-K for the fiscal year ending March 31, 2001 for filing with the commission.

Howard R. Neff                Maurice L. McGill              Dr. Daniel L. Shunk

CERTAIN LEGAL PROCEEDINGS

     On April 9, 2000, Sitek and Don Jackson, the Company's Chief Executive Officer, were named as defendants in a lawsuit filed in the state of Colorado:
John Botdorf v. SITEK, Inc., et al., District Court, City and County of Denver, State of Colorado, Case No. OOCV195 1. Mr. Botdorf alleges that Sitek breached a contract entered into with Mr. Botdorf in July of 1999 for consulting services involving equity funding for Sitek. Additionally, Mr. Botdorf claims that Sitek made false representations and fraudulent non-disclosure with respect to the July 1999 agreement. Mr. Botdorf is seeking an option to purchase 600,000 shares of Sitek capital stock at $0.25 per share and other damages in an amount to be proven at trial. After removing this case from state court to federal court, the Company filed a motion to dismiss the complaint based upon Colorado's lack of personal jurisdiction over the Defendants and for failure to state a claim upon which relief may be granted and a motion to transfer the case to federal court in Phoenix, Arizona. The motion to transfer the case to federal court in Phoenix was granted. On July 23, 2001, the motion to dismiss was granted in part and denied in part. The Arizona court dismissed the fraud and fraudulent non-disclosure claims but is providing Mr. Botdorf an opportunity to re-state the fraud claims and file a motion to amend the complaint and an amended complaint by mid-August. The court denied the breach of contract portion of the motion to dismiss so that portion of the complaint against Prodeo will be litigated in any event.

                             EXECUTIVE COMPENSATION

     THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS (THE "COMMITTEE") SHALL NOT BE DEEMED SOLICITING MATERIAL OR OTHERWISE DEEMED FILED AND SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY OTHER FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Committee recommends the compensation of the Chief Executive Officer to the Board and reviews and approves the design, administration and effectiveness of compensation programs for other key executive officers, including salary, cash bonus levels and other perquisites including option grants.

COMPENSATION PHILOSOPHY

     The objectives of the Company's executive compensation policies are to attract, retain and reward with the performance of the Company, to strengthen the relationship between executive pay and shareholder value, to motivate executive officers to achieve the Company's business objectives and to reward individual performance. During the fiscal year ending March 31, 2001 the Company used base salary and, to a lesser extent, executive officer cash bonuses to achieve these objectives. In carrying out these objectives, the Committee considers the following:

     (1) THE LEVEL OF COMPENSATION PAID TO EXECUTIVE OFFICERS IN POSITIONS OF COMPANIES SIMILARLY SITUATED IN SIZE AND PRODUCTS. To ensure that pay is competitive, the Committee, from time to time, compares the Company's executive compensation packages with those offered by other companies in the same or similar industries or with other similar attributes. The Company typically surveys publicly available information regarding companies listed on the OTC Bulletin Board which are comparable in size, products or industry with the Company.

     (2) THE INDIVIDUAL PERFORMANCE OF EACH EXECUTIVE OFFICER. Individual performance includes any specific accomplishments of such executive officer, demonstration of job knowledge and skills and teamwork.

     (3) CORPORATE PERFORMANCE. Corporate performance is evaluated both subjectively and objectively. Subjectively, the Compensation Committee discusses and makes its own determination of how the Company performed relative to the opportunities and difficulties encountered during the year and relative to the performance of competitors and business conditions. Objectively, corporate performance is measured by predetermined operating and financial goals.

     (4) THE RESPONSIBILITY AND AUTHORITY OF EACH POSITION RELATIVE TO THE OTHER POSITIONS WITH IN THE COMPANY.

     The Committee does not quantitatively weigh these factors but considers all factors as a whole, using its discretion, best judgment and the experiences of its members, in establishing executive compensation. The application given each of these factors in establishing the components of executive compensation are as follows:

     BASE SALARY. In establishing base salaries, the Committee tends to give greater weight to factors 1, 2 and 4 above. The Company seeks to pay salaries to executive officers that are commensurate with their qualifications, duties and responsibilities and that are competitive in the market. In conducting annual salary reviews, the Committee considers each individual executive officer's achievements during the prior fiscal year in meeting the Company's financial and business objectives, as well as the executive officer's performance of individual responsibilities and the Company's financial position and overall performance. The Committee considers the low, midpoint and upper ranges of base salaries publicly disclosed by companies that Prodeo Technologies, Inc. believes are comparable to it and generally targets base salary to the mid-point of the ranges.

     PERFORMANCE BONUSES. In establishing performance bonuses, the Committee tends to give greater weight to factors 2, 3 and 4 above and further believes that such performance bonuses are a key link between executive pay and stockholder value. During the fiscal year ending March 31, 2001 the Company did not establish a bonus pool.

     OPTION GRANTS. In establishing option grants or recommendations to the entire Board, the Committee tends to give greater weight to factors 2 and 3 above. The Committee believes that equity ownership by executive officers provides incentives to build stockholder value and aligns the interests of officers with the stockholders. The Committee typically recommends or awards a grant upon hiring executive officers, subject to a three-year vesting schedule. Options are granted at the current fair market price for the Company's Common Stock and, consequently, have value only if the price of the Common Stock increases over the exercise price for the period during which the option is exercisable. The size of the initial grant is usually determined with reference to the seniority of the officer, the contribution the officer is expected to make to the Company and comparable equity compensation offered by others in the industry. The Committee believes that such option grants Provide incentives for executive officers to remain with the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The Committee reviews the performance of the Chief Executive Officer at least annually. When the Committee entered into an employment agreement with Don
M. Jackson, Jr. on June 7, 1999, the Compensation Committee reviewed data from a survey of salaries for companies comparable in size, products and industry and considered the Company's earnings and financial position. Based on this criteria, the Compensation Committee set Don Jackson's salary at $225,000, with a $650 per month auto allowance (net of taxes) and an opportunity to participate in future executive bonus plans.

     Compensation Committee Members during fiscal year ending March 31, 2001:

               Maurice L. McGill                   Howard R. Neff

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Maurice McGill and Howard Neff, who are on the Compensation Committee, are both non-employee directors of Prodeo.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth, with respect to the fiscal year ended March 31, 2001, compensation awarded to, earned by or paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers who earned over $100,000 in total compensation who were serving as executive officers at March 31, 2001.

                                                                                        LONG-TERM
                                                                                      COMPENSATION
                                                   ANNUAL COMPENSATION                   AWARDS
                                           -----------------------------------       --------------
                                                                                        SECURITIES
     NAME AND                                                      OTHER ANNUAL         UNDERLYING          ALL OTHER
PRINCIPAL POSITION               YEAR      SALARY   BONUS($)(1)  COMPENSATION($)(2)   OPTIONS/SARS#      COMPENSATION($)
------------------               ----      ------   -----------  ------------------   --------------     ---------------
Don M. Jackson, Jr               2001      225,000         0          12,090                 0                  0
  Director, President and        2000      177,153         0          10,862                 0                  0
  Chief Executive Officer        1999      193,000         0               0                 0                  0

Kevin B. Jackson, Executive      2001      150,000    40,000          12,439                 0                  0
  Vice President and Chief       2000      103,846         0           2,212                 0                  0
  Operating and Legal Officer    1999           --        --              --                --                 --

                                 2001      150,000    40,000          13,235                 0                  0
Paul Jackson,                    2000       90,860         0               0                 0                  0
  Vice President                 1999      114,686         0               0                 0                  0

                                 2001      120,000    25,000          11,161                 0                  0
Parag Modi,                      2000       70,000         0           6,638                 0                  0
  Vice President                 1999       80,000         0               0                 0                  0

                                 2001      115,000         0               0                 0                  0
Ron Colvin,                      2000      105,416         0               0           100,000                  0
  Vice President                 1999           --        --              --                --                 --

----------
(1) Bonuses were awarded for fiscal year 2000 but paid in fiscal year 2001. No bonuses were awarded for fiscal year 2001.
(2)  Other Annual Compensation consists entirely of automobile allowance.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     No stock options were granted during the last fiscal year to the executive officers named in the Summary Compensation Table. Consequently, no Option/SAR table is being provided.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

     The following table sets forth information with respect to the executive officers named in the Summary Compensation Table concerning option exercises during the last fiscal year and the number and value of options outstanding at the end of the last fiscal year.

                      NUMBER OF SECURITIES
                 UNDERLYING UNEXERCISED OPTIONS    VALUE OF UNEXERCISED IN-THE-
                        AT FY-END (#)(1)          MONEY OPTIONS AT FY-END ($)(2)
                 -----------------------------    -----------------------------
   NAME          EXERCISABLE     UNEXERCISABLE    EXCERCISABLE    UNEXERCISABLE
   ----          -----------     -------------    ------------    -------------
Ron Colvin         66,666            33,334            --              --

----------
(1)  No SARs are outstanding.
(2) Value is based upon closing bid price of price of $.281 as reported on the OTC Bulletin Board for March 30, 2001, minus the exercise price, multiplied by the number of shares underlying the option.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has entered into employment agreements with each of Don Jackson (for Chief Executive Officer, effective June 7, 1999), Kevin B. Jackson (for Executive Vice President and Chief Operating and Legal Officer, June 14, 1999) and Paul Jackson (for Vice President effective March 27, 2000). The Employment Agreements provide that Don Jackson shall receive an annual salary of $225,000 and Kevin Jackson and Paul Jackson each shall receive an annual salary of $150,000. Bonuses shall be determined annually by the Board of Directors. The Company may terminate each employee's employment with cause, in which case the Company shall be obligated to pay such employee's salary through the date of termination. If the Company terminates Don Jackson's or Kevin B. Jackson's employment without cause, Don Jackson and Kevin B. Jackson are entitled to their salaries for the remaining term of their contract, an additional three years salary and full vesting of all non-vested options (which shall have "piggyback" registration rights for 10 years). If the Company terminates Paul Jackson's employment without cause, Paul Jackson is entitled to his salary for the remaining term of the contract, full vesting of all nonvested options and an additional five years salary if there is less than one year remaining on the current term of his employment agreement or an additional four years salary if there is more than one year remaining on the current term of his employment agreement. In addition, Don Jackson, Kevin Jackson and Paul Jackson will receive medical insurance and other employee benefits for a period of three years. As of July 30, 2001 the Company had not entered into any other employment contracts with its executive officers.

     Under the employment agreements for Don Jackson and Kevin B. Jackson, upon the occurrence of a merger in which the Company is not the surviving entity, an acquisition or take over by another entity, 100 percent of all unvested options will vest and the employment contract will automatically renew for five years. Under the employment agreement for Paul Jackson, upon the occurrence of a merger in which the Company is not the surviving entity, an acquisition or take over by another entity, 100 percent of all unvested options, will vest and the employment contract will automatically renew for four years.

                 PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Deloitte & Touche, L.L.P. as independent auditors to audit the financial statements of the Company for the fiscal year ending March 31, 2002 and recommends that stockholders vote FOR ratification of such appointment. In the event of A negative vote on such ratification, the Board will reconsider its selection.

     Deloitte & Touche, L.L.P. has audited the Company's financial statements annually since May 2, 2000. Its representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMIENT OF DELOITTE & TOUCHE, L.L.P. AS INDEPENDENT AUDITORS

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's Annual Meeting for the fiscal year ending March 31, 2002 must be received by the Company no later than April 4, 2002 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Additionally, if a stockholder wishes to present to the Company an item for consideration as an agenda item for a meeting, he must timely give notice to the Secretary and give a brief description of the business desired to be discussed. To be timely for the 2000 Annual Meeting, such notice must be delivered to or mailed to and received by the Company no later than 5:00 p.m. local time on June 19, 2002.

August 6, 2001                          THE BOARD OF DIRECTORS

PROXY                                                                      PROXY

                            PRODEO TECHNOLOGIES, INC.
                            1919 WEST FAIRMONT DRIVE
                                     SUITE 2
                              TEMPE, ARIZONA 85282

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dr. Don M. Jackson and Paul Jackson as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of voting stock (Common and Preferred) of Prodeo Technologies, Inc. held of record by the undersigned on July 25, 2001, at the Annual Meeting of Stockholders to be held on August 31, 2001 or any adjournment thereof.

ITEM 1. ELECTION OF DIRECTORS

Nominees: Maurice L. McGill and Dr. Daniel L. Shunk


                                   FOR NOMINEE         WITHHOLD VOTE FOR NOMINEE

Maurice L. McGill                     [ ]                        [ ]

Dr. Daniel L. Shunk                   [ ]                        [ ]

                                                    FOR      AGAINST     ABSTAIN

ITEM 2. APPOINTMENT OF INDEPENDENT AUDITORS         [ ]        [ ]         [ ]

ITEM 3. IN THEIR DISCRETION, THE PROXIES            [ ]        [ ]         [ ]
ARE AUTHORIZED TO VOTE UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.


               THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN
           THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
       IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES.

Please sign exactly as name appears below. When shares are held by more than one owner, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                     Dated:_______________, 2001
____________________________________________
                Signature

____________________________________________
                Signature


NOTE: Please be sure to date this Proxy.